Exhibit 10.1
EXECUTION VERSION
SECOND AMENDMENT
               SECOND AMENDMENT, dated as of March 29, 2007 (this “Amendment”), with respect to the Credit Agreement, dated as of November 21, 2005 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”; unless otherwise defined herein, capitalized terms which are defined in the Credit Agreement are used herein as defined therein), among Hanover Compressor Company, a Delaware corporation (“Hanover”), Hanover Compression Limited Partnership, a Delaware limited partnership (“HCLP”; and, together with Hanover, the “Borrowers”), the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), The Royal Bank of Scotland plc, as syndication agent and JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”).
W I T N E S S E T H:
               WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make, and have made, certain loans and other extensions of credit to the Borrowers; and
               WHEREAS, the Borrowers have requested, and, upon this Amendment becoming effective, the Required Lenders have agreed, that certain provisions of the Credit Agreement be amended in the manner provided for in this Amendment;
               NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in consideration of the premises contained herein, the parties hereto hereby agree as follows:
SECTION I  AMENDMENTS
               1. Consent to New Holdings. Hanover has notified the Lenders that it intends to enter into a series of transactions pursuant to the Agreement and Plan of Merger dated as of February 5, 2007, as amended from time to time (the “Merger Agreement”), among Hanover, Universal Compressor Holdings, Inc. and others pursuant to which, inter alia, Hanover will become a wholly-owned Subsidiary of a new holding company, Iliad Holdings, Inc., a Delaware corporation (“New Holdings”) described in the Merger Agreement. The Lenders hereby wave any Default or Event of Default that might arise under paragraph (k) of Section 9 of the Credit Agreement solely as a result of the ownership of all of the Capital Stock of Hanover by New Holdings. The Lenders hereby further acknowledge that, after giving effect to the foregoing consent, the representation contained in Section 5.17 and the negative covenant contained in Section 8.5(b)(i) will not be breached by the consummation of the mergers contemplated in the Merger Agreement.
               2. Amendments to Section 1.1.
     (a) Section 1.1 of the Credit Agreement is hereby amended by deleting the amount “$300,000,000” from the definition of “Incremental Amount” and substituting therefor the amount “$425,000,000”.
     (b) Section 1.1 of the Credit Agreement is hereby amended by deleting the amount “$350,000,000” from the definition of “L/C Commitment” and substituting therefor the phrase “an amount equal to the total US Revolving Commitments in effect from time to time.”

     (c) Section 1.1 of the Credit Agreement is hereby further amended by deleting the phrase “Section 3.17” set forth in the definition of “US Revolving Commitment” and substituting therefor the phrase “Sections 2.1(d) and 3.17”.
          3. Amendment to Section 2.1. Section 2.1 of the Credit Agreement is hereby amended by adding the following at the end thereof:
          (d) The US Revolving Commitments may be increased after March  , 2007 in an aggregate principal amount of up to $100,000,000 upon written request of Hanover to the Administrative Agent. No increase in the US Revolving Commitments shall become effective until (i) the existing or new US Revolving Lender(s) (which, if not an existing US Revolving Lender, shall be approved the Administrative Agent and the Issuing Lenders, such approval not to be unreasonably withheld or delayed) extending such incremental commitment amount, (ii) the Borrowers shall have executed and delivered to the Administrative Agent an agreement in form and substance reasonably acceptable to the Administrative Agent pursuant to which such US Revolving Lender states its commitment amount in respect thereof and agrees to assume and accept the obligations and rights of a US Revolving Lender hereunder and (iii) the Borrowers have provided the Administrative Agent with such related Notes, certificates, opinions and amendments to Security Documents as the Administrative Agent may reasonably request. No Lender shall be obligated to provide any such incremental commitment amount. In conjunction with such increase, the US Revolving Lenders (new or existing) shall accept and shall be deemed to have accepted (and the existing US Revolving Lenders shall make and shall be deemed to have made) an assignment at par of an interest in the US Revolving Loans and the Letters of Credit outstanding at the time of such increase in US Revolving Commitments such that, after giving effect thereto, all US Revolving Loans and Letters of Credit are held by the US Revolving Lenders on a pro-rata basis based on the respective amounts of the US Revolving Commitments. Appropriate adjustments shall be made in payments of interest, commitment fees, letter of credit commissions and similar amounts to reflect the dates of any such increases in US Revolving Commitments and extensions of credit thereunder and corresponding re-allocations among the US Revolving Lenders. Notwithstanding anything to the contrary in Section 11.1, this Agreement and the other Loan Documents may be amended from time to time with the written consent of only the Administrative Agent and the Borrowers to the extent necessary to implement the provisions of this paragraph (including to reflect such increased US Revolving Commitments and the initial fundings thereof).
               4. Amendment to Section 5.15. Section 5.15 of the Credit Agreement is hereby amended by adding the following at the end thereof:
          (c) Notwithstanding the foregoing, up to $425,000,000 of the proceeds of the Incremental Term Loans and Revolving Loans may be used to defease, purchase, prepay or redeem the 2001A Equipment Lease Transaction and/or the 2001B Equipment Lease Transaction.
               5. Amendment to Section 8.8. Section 8.8 of the Credit Agreement is hereby amended by adding the following at the end thereof:
          “and (iii) Hanover may make cash distributions and pay cash dividends to its shareholders in an aggregate amount not to exceed $50,000,000.”

SECTION II   MISCELLANEOUS
     2.1.   Conditions to Effectiveness of Amendment. This Amendment shall become effective as of the date first set forth above upon the Administrative Agent receiving counterparts of this Amendment duly executed and delivered by the Borrowers, the other Guarantors, the Administrative Agent and Required Lenders.
     2.2.   Representations and Warranties. Each Borrower represents and warrants to the Administrative Agent and the Lenders that as of the effective date of this Amendment: (a) this Amendment constitutes the legal, valid and binding obligation of such Credit Party, enforceable against it in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar laws affecting creditors’ rights generally, by general equitable principles (whether enforcement is sought by proceedings in equity or at law) and an implied covenant of good faith and fair dealing; and (b) after giving effect to the consent conferred in Section 1 of this Amendment, no Default or Event of Default shall have occurred and be continuing as of the date hereof.
     2.3.   Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts (including by facsimile transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Amendment signed by all the parties shall be lodged with the Borrowers and the Administrative Agent. The execution and delivery of the Amendment by any Lender shall be binding upon each of its successors and assigns (including transferees of its commitments and Loans in whole or in part prior to effectiveness hereof) and binding in respect of all of its commitments and Loans, including any acquired subsequent to its execution and delivery hereof and prior to the effectiveness hereof.
     2.4.   Continuing Effect; No Other Amendments. Except to the extent the Credit Agreement is expressly modified hereby, all of the terms and provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect. This Amendment shall constitute a Loan Document.
     2.5.   Payment of Expenses. Each of the Borrowers agrees to pay and reimburse the Administrative Agent for all of its out-of-pocket costs and reasonable expenses incurred to date in connection with this Amendment and the other Loan Documents, including, without limitation, the reasonable fees and disbursements of legal counsel to the Administrative Agent.
     2.6.   GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

HANOVER COMPRESSOR COMPANY

By:	/S/ LEE E. BECKELMAN

Name:	Lee E. Beckelman
Title:	Senior Vice President and Chief Financial Officer

HANOVER COMPRESSION LIMITED PARTNERSHIP

By:	/S/ LEE E. BECKELMAN

Name:	Lee E. Beckelman
Title:	Senior Vice President and Chief Financial Officer

JPMORGAN CHASE BANK, N.A., as Administrative Agent and as a Lender

By:	/S/ ROBERT W. TRABAND

Name:	Robert W. Traband
Title:	Executive Director

THE ROYAL BANK OF SCOTLAND PLC, as Syndication Agent and as a Lender

By:	/S/ MATTHEW MAIN

Name:	Matthew Main
Title:	Managing Director
Signature Page to Hanover Second Amendment

BANK OF AMERICA, N.A., as US Revolving Lender and Euro Revolving Lender

By:	/S/ RONALD E. MCKAIG

Name:	Ronald E. McKaig
Title:	Senior Vice President

THE BANK OF NOVA SCOTIA, as US Revolving Lender and Euro Revolving Lender

By:	/S/ GREGORY E. GEORGE

Name:	Gregory E. George
Title:	Managing Director & Execution Head

CALYON NEW YORK BRANCH, as US Revolving Lender and Euro Revolving Lender

By:	/S/ PAGE DILLEHUNT

Name:	Page Dillehunt
Title:	Managing Director

By:	/S/ MICHAEL D. WILLIS

Name:	Michael D. Willis
Title:	Director

CITICORP NORTH AMERICA, INC., as US Revolving Lender and Euro Revolving Lender

By:	/S/ SHIRLEY BURROW

Name:	Shirley Burrow
Title:	Vice President

CREDIT SUISSE, CAYMAN ISLANDS BRANCH (f/k/a CREDIT SUISSE FIRST BOSTON), as US Revolving Lender and Euro Revolving Lender

By:	/S/ VANESSA GOMEZ

Name:	Vanessa Gomez
Title:	Vice President

By:	/S/ KARIM BLASETTI

Name:	Karim Blasetti
Title:	Vice President
Signature Page to Hanover Second Amendment

DEUTSCHE BANK AG, NEW YORK BRANCH, as US Revolving Lender and Euro Revolving Lender

By:	/S/ OMAYRA LAUCELLA

Name:	Omayra Laucella
Title:	Vice President

By:	/S/ SUSAN LEFEVRE

Name:	Susan LeFevre
Title:	Director

FORTIS BANK, as US Revolving Lender and Euro Revolving Lender

By:	/S/ SVEIN ENGH

Name:	Svein Engh
Title:	Managing Director

By:	/S/ CHR. TOBIAS BACKER

Name:	Chr. Tobias Backer
Title:	Senior Vice President

MORGAN STANLEY BANK, as US Revolving Lender and Euro Revolving Lender

By:

Name:
Title:	Manager Director

NATIXIS, as US Revolving Lender

By:	/S/ TIMOTHY L. POLVADO

Name:	Timothy L. Polvado
Title:	Manager Director

By:	/S/ DANIEL PAYER

Name:	Daniel Payer
Title:	Director

NATIONAL CITY BANK, as US Revolving Lender and Euro Revolving Lender

By:	/S/ STEPHEN MONTO

Name:	Stephen Monto
Title:	Vice President
Signature Page to Hanover Second Amendment

RAYMOND JAMES BANK, FSB, as US Revolving Lender

By:	/S/ THOMAS F. MACINA

Name:	Thomas F. Macina
Title:	Senior Vice President

SUNTRUST BANK, as US Revolving Lender and Euro Revolving Lender

By:	/S/ JOE MCCREERY

Name:	Joe McCreery
Title:	Director

WACHOVIA BANK, NATIONAL ASSOCIATION, as US Revolving Lender and Euro Revolving Lender

By:	/S/ PAUL PRITCHETT

Name:	Paul Prichett
Title:	Vice President

WELLS FARGO BANK, N.A., as US Revolving Lender and Euro Revolving Lender

By:	/S/ CARSON M. VOMAC

Name:	Carson M. Vomac
Title:	Assistant Vice President
Signature Page to Hanover Second Amendment

          THE UNDERSIGNED GUARANTORS HEREBY CONSENT AND AGREE TO THE FOREGOING AMENDMENT AS OF THE DATE HEREOF.

ENERGY TRANSFER – HANOVER VENTURES L.P.
HANOVER ASIA, INC.
HANOVER AUSTRALIA, L.L.C.
HANOVER COLOMBIA LEASING, LLC
HANOVER COMPRESSED NATURAL GAS SERVICES, LLC
HANOVER COMPRESSOR NIGERIA, INC.
HANOVER COMPRESSION GENERAL HOLDINGS LLC
HANOVER ECUADOR L.L.C.
HANOVER GENERAL ENERGY TRANSFER, LLC
HANOVER IDR, INC.
HANOVER LIMITED ENERGY TRANSFER, LLC
HANOVER PARTNERS NIGERIA LLC
HANOVER SPE L.L.C.
HC CAYMAN LLC
HC LEASING, INC.
HCL COLOMBIA, INC.
KOG, INC.
NIGERIAN LEASING, LLC

By:	/S/ LEE E. BECKELMAN

Name: Lee E. Beckelman
Title: Vice President & Treasurer

HANOVER HL HOLDINGS, LLC
HANOVER HL, LLC

By:	/S/ CHARLES R. SCOTT

Name: Charles R. Scott
Title: Vice President
Signature Page to Hanover Second Amendment